UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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RUBICON FINANCIAL INCORPORATED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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18872 MacArthur Boulevard, First Floor
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on August 12, 2011

Dear Rubicon Financial Incorporated Shareholders:

We will hold the Annual meeting of Shareholders of Rubicon Financial Incorporated (“Rubicon”) on August 12, 2011, at 10:00 a.m., local time, at 18872 MacArthur Boulevard, First Floor, Irvine, California  92612 for the following purposes:

1.     To elect a new Board of Directors for Rubicon to hold office until the next annual Shareholder’s meeting, (current nominations are for Joseph Mangiapane, Jr. and Kathleen McPherson);
2.     To approve the reincorporation by merger of Rubicon into a newly-formed, wholly-owned Nevada subsidiary that would survive the merger.  This merger is intended to change Rubicon’s state of incorporation from Delaware to Nevada; and
3.     To affirm Weaver & Martin, LLC as auditors for the next year.

The Board of Directors has determined that the Proposals are fair to, and in the best interests of Rubicon Shareholders and unanimously recommends that you vote “FOR” the Proposals.

Only Rubicon Shareholders of record at the close of business on June 15, 2011 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the Shareholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

By Order of the Board of Directors

/s/ Joseph Mangiapane, Jr.
Joseph Mangiapane, Jr.
Chairman

Irvine, California
July __, 2011

IMPORTANT

Whether or not you expect to attend the annual meeting in person, Rubicon urges you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating and mailing the enclosed proxy will save Rubicon the expenses and extra time of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

18872 MacArthur Boulevard, First Floor
Irvine, California 92612

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
August 12, 2011

This proxy statement is furnished in connection with the solicitation by the board of directors of Rubicon Financial Incorporated (“Rubicon”) of proxies in the accompanying form for the annual meeting of shareholders to be held on Friday, August 12, 2011 at 10:00 a.m., local time, at 18872 MacArthur Boulevard, First Floor, Irvine, California  92612 and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to shareholders on or before July __, 2011.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by Rubicon’s Board of Directors. Rubicon will bear the costs of such solicitation and will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on June 15, 2011, the record date for the annual meeting, Rubicon had outstanding and entitled to vote 14,898,023 shares of common stock. Each share of common stock is entitled to one vote per share on all matters submitted to a vote of Rubicon’s shareholders. Only shareholders of record at the close of business on June 15, 2011 are entitled to vote at the annual meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of common stock holding in the aggregate a majority of the common stock entitled to vote shall constitute a quorum for the transaction of business.

Shareholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other shareholders.

VOTING PROCEDURES AND TABULATION

Rubicon will appoint an election inspector to act at the meeting and to make a written report thereof.  Prior to the meeting, the inspector will sign an oath to perform its duties in an impartial manner and to the best of its ability.  The inspector will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.  The inspector will tabulate the number of votes cast for, against or abstained from the proposal described in the foregoing notice.

If a shareholder abstains from voting on the proposal presented at the meeting, it will have the same effect as a vote cast “AGAINST” such proposal.

If Rubicon receives a signed proxy card with no indication of the manner in which shares are to be voted on the proposal, such shares will be voted in accordance with the recommendation of the board of directors for such proposal.

Brokers who hold shares in street name only have the authority to vote on certain items when they have not received instructions from beneficial owners.  Any “broker non-votes” will be counted for the purposes of determining whether a quorum is present for the meeting, but will not be counted as votes cast regarding the proposal. Therefore, all “broker non-votes” will have the same effect as a vote cast “AGAINST” the proposal.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS, PROPOSALS AND THE ANNUAL MEETING

Q.           Why am I receiving these materials?

A.
Rubicon’s board of directors is providing these proxy materials to you in connection with the annual meeting of shareholders, which will take place on Friday, August 12, 2011 at 10:00 a.m., local time, at 18872 MacArthur Boulevard, First Floor, Irvine, California  92612. As a shareholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this Proxy Statement.

Q.           How may I obtain Rubicon’s annual report for the year ended December 31, 2010?

A.
Shareholders may request a free copy of Rubicon’s annual report by writing to: Rubicon Financial Incorporated, 18872 MacArthur Boulevard, First Floor, Irvine, California  92612. Current and prospective investors can also access or order free copies of Rubicon’s annual report, this Proxy Statement, and other financial information and reports from the SEC website at http://www.sec.gov.

Q.           What proposals are shareholders being asked to consider at the upcoming annual meeting?

A.
Rubicon is (i) seeking approval for the election of two directors, (ii) seeking approval for the reincorporation from Delaware to Nevada, and (iii) seeking ratification of Weaver & Martin, LLC as its independent auditor for the next year.

Q:           Why is Rubicon reincorporating to Nevada?

A:
We believe that reincorporating in Nevada will save Rubicon money because of reduced annual fees and taxes.  In addition, reincorporation in Nevada may also help us attract and retain qualified management by reducing the risk of lawsuits against Rubicon and our directors and limiting the personal liability of directors.  For a more detailed discussion of why we think we should reincorporate, please turn to “Principal Reasons for Reincorporating in Nevada” on page 13.

Q:           What vote is required to approve the reincorporation?

A:
The reincorporation must be approved by a majority of our outstanding common shares as of June 15, 2011, the Record Date.  As of that date, there were 14,898,023 shares outstanding and each share is entitled to one vote.

Q:           What are the principal features of the reincorporation?

A:
The reincorporation will be accomplished by a merger of Rubicon with and into our wholly-owned subsidiary, Rubicon Financial, Inc. (“RUBICON NV”), a Nevada corporation.  One share of RUBICON NV will be issued for each outstanding share of our common stock that is held by our shareholders. RUBICON NV’s shares will continue to be traded on the Pink Sheets under the symbol “RBCF”.

Q:           How will the reincorporation affect the owners, officers, directors and employees of Rubicon?

A:
After the effective date of the reincorporation, you will own the same class and the same percentage of Rubicon that you held prior to the reincorporation.  Our officers, directors and employees will become the officers, directors and employees of RUBICON NV after the effective date of the reincorporation.  RUBICON NV will continue our business at the same locations and with the same assets.

Q:           Can I require Rubicon to purchase my stock?

A:
No.  Under the General Corporation Law of Delaware, you are not entitled to appraisal rights and purchase of your stock as a result of the reincorporation.  For additional information about appraisal rights, please turn to “Appraisal Rights” on page 16.

Q:           Who will pay the costs of reincorporation?

A:
Rubicon will pay all of the costs of reincorporation in Nevada, including distributing this proxy statement.  We may also reimburse brokerage firms and other custodians for their reasonable expenses for forwarding materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the reincorporation.

Q.           What do I do with my stock certificates after the reincorporation?

A.
It will not be necessary for shareholders to exchange their existing stock certificates for post-reincorporation certificates.  Outstanding stock certificates should not be destroyed.  Delivery of your certificates issued prior to the effective date of the reincorporation will constitute “good delivery” of shares in transactions subsequent to the reincorporation.  Certificates representing Rubicon NV shares will be issued with respect to transfers completed after the reincorporation.  New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes and fees.

Q.           What if I have lost my certificate?

A.
If you have lost your certificate, you can contact Rubicon’s transfer agent to have a new certificate issued.  You may be required to post a bond or other security to reimburse Rubicon for any damages or costs if the certificate is later delivered for sale of transfer.  Rubicon’s transfer agent may be reached at:

Colonial Stock Transfer
66 Exchange Place, Suite 100
Salt Lake City, UT 84111
Tel: 801-355-5740
Fax: 801-355-6505

Q.           How does the board of directors recommend that I vote?

A.	Rubicon’s board of directors recommends that you vote your shares “FOR” the proposals at the annual meeting.

Q.           What shares can I vote?

A.
Each share of Rubicon common stock outstanding as of the close of business on June 15, 2011 (the record date) is entitled to one vote on all proposals being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

Q.	What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner?”

A.
Many Rubicon common shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common shares held of record and those owned beneficially.

•
Shareholder of Record: If your common shares are registered directly in your name with Rubicon’s common stock transfer agent (Colonial Stock Transfer), you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to Rubicon or to vote in person at the annual meeting. A proxy card is enclosed for you to use.

•
Beneficial Owner: If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee should have enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Q.           How can I attend the annual meeting?

A.
Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record as of the record date but held your shares in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to June 15, 2011, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the annual meeting.

Please let Rubicon know if you plan to attend the meeting by marking the box on the enclosed proxy card. The meeting will begin promptly at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time, and you should allow ample time for the check-in procedures.

Q.           How can I vote my shares in person at the annual meeting?

A.
Shares held in your name as the shareholder of record may be voted by you in person at the annual meeting. Shares held in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, Rubicon recommends that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q.           How can I vote my shares without attending the annual meeting?

A.
Whether you hold shares as the shareholder of record or in street name, you may direct how your shares are voted without attending the annual meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker, trustee or nominee.

Q.           Can I change my vote?

A.
You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation of your proxy to Rubicon’s corporate Secretary prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

VOTING SECURITIES

The following table presents information, to the best of Rubicon’s knowledge, about the ownership of Rubicon’s common stock on June 15, 2011 relating to those persons known to beneficially own more than 5% of Rubicon’s capital stock and by Rubicon’s directors and executive officers. The percentage of beneficial ownership for the following table is based on 14,898,023 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the shareholder has sole or shared voting or investment power. It also includes shares of common stock that the shareholder has a right to acquire within 60 days after June 15, 2011 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Rubicon’s common stock.

Name of Beneficial Owner, Officer or Director(1)	Number of Shares		Percent of Outstanding Shares of Common Stock(2)
Joseph Mangiapane, Jr., Chief Executive Officer and Chairman(3)	2,784,222	(4)	18.7%

Kathleen McPherson, Director(3)	1,102,500	(5)	7.4%

Directors and Officers as a Group	3,886,722		26.1%

The Bettingen 1999 Trust U/D/T October 8, 1999 4100 Newport Place, Suite 630 Newport Beach, CA 92660	1,200,000		8.0%

American International Industries, Inc. 601 Cien Street, Suite 235 Kemah, TX 77565	1,066,900		7.2%

Timothy McDermott 4100 Newport Place, Suite 630 Newport Beach, CA 92660	900,100		6.0%

Total Beneficial Owners as a group	3,167,000		21.2%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Figures are rounded to the nearest tenth of a percent.
(3)	The address of each person is care of Rubicon: 18872 MacArthur Boulevard, First Floor, Irvine, California 92612.
(4)	Includes 500,000 options, exercisable at $1.00 per share through December 31, 2011, and 300,000 shares held by Mr. Mangiapane’s spouse and children.
(5)	Includes 25,000 shares of preferred stock that are convertible into 100,000 shares of common stock.

PROPOSAL 1.  ELECTION OF DIRECTORS

Rubicon Shareholders elect the members of the Board of Directors annually. Current nominations are for Joseph Mangiapane, Jr. and Kathleen McPherson. The election of Rubicon directors requires a majority of the votes cast in person or by proxy at the meeting. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unavailable for election, the accompanying proxy will be voted for the election of Rubicon current directors as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the director.  Rubicon has no reason to believe that any of the nominees will be unavailable to serve if elected.

The following information is provided regarding the nominees for election to the Board of Directors.

Joseph Mangiapane, Jr. is the Chief Executive Officer, President and Principal Financial Officer and has been the Chairman of the Rubicon’s Board of Directors since September 2006. In 2009, Mr. Mangiapane began to operate as a FINRA registered broker/dealer for Newport Coast Securities, Inc., a wholly owned subsidiary of Rubicon. Further, Mr. Mangiapane was a senior registered options principal, compliance registered options principal, and a registered representative with Advantage Investment Strategies, Inc., and a FINRA registered broker/dealer from 2005 to 2007. From 1992 to 2000, Mr. Mangiapane was a stockholder, senior registered options principal, compliance registered options principal, and a registered representative with Tradeway Securities Group in Irvine, California. From 1987 to 1989, Mr. Mangiapane was employed with Paine Webber’s Sexton Group, and from 1986 to 1987 at Drexel Burnham Lambert. Mr. Mangiapane owned and managed a restaurant in Orange County California from 2000 to 2004.  Mr. Mangiapane’s father was a founder of Dial-A-Cup, a wholly owned subsidiary of Rubicon.

Kathleen McPherson has been a consultant for us since September 11, 2007 and NCS, providing services in the area of corporate structure, marketing, strategic alliances, and other matters relating to our management and growth. In November of 2009, Ms. McPherson became the chief executive officer of NCS. Ms. McPherson has 33 years experience in the securities industry and has been involved in the start-up of a broker-dealer in 1991 (Brookstreet Securities Corporation), and formed a Registered Investment Advisor in 1993, growing the firm from 15 to over 650 account executives with over $120,000,000 in annual revenues.  At this same company, the Alternative Investment area under Ms. McPherson’s direction grew to approximately $300,000,000 in gross annual sales over a six year period.  Ms. McPherson left Brookstreet in June of 2007. Ms. McPherson also has investment banking experience in the formation, marketing and distribution of securities offerings through both public and private placements since 1978.  From 1984 to 1990, she was the sole principal responsible for operating the Syndication Division and Broker-Dealer arm of Keystone Mortgage Company in Los Angeles, California, which structured public and private placement real estate investments distributed through the broker-dealer channel.  Ms. McPherson graduated from San Diego State University in 1979 with a B.S. in Business and holds ten separate securities and principal licenses.

The Board of Directors has analyzed the independence of each director and has concluded that none of the directors are considered independent Directors in accordance with the director independence standards of the American Stock Exchange.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the seven nominees identified above. Rubicon expects each nominee to be able to serve if elected, but if any nominee notifies Rubicon before this meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

Director Nomination Procedures

The Board of Directors determines nominees for directors.

Generally, nominees for directors are identified and suggested by the members of the board or management using their business networks. The board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the board will consider the following criteria:

1.
whether the nominee has the personal attributes for successful service on the board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of Rubicon;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to Rubicon’s current or future business, will add specific value as a board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing board member to continue his service.

The board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for board membership. Rather the board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the shareholders for election as a director. The board did not nominate nor did it receive any nominations for board members during 2010.

Rubicon will consider for inclusion in its nominations of new board of director nominees proposed by shareholders who have held at least 1% of the outstanding voting securities of Rubicon for at least one year. Board candidates referred by such shareholders will be considered on the same basis as board candidates referred from other sources. Any shareholder who wishes to recommend for Rubicon’s consideration a prospective nominee to serve on the board of directors may do so by giving the candidate’s name and qualifications in writing to Rubicon’s Secretary at the following address:  18872 MacArthur Boulevard, First Floor, Irvine, California  92612.

Shareholder Communications with the Board of Directors

Shareholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of Rubicon at 18872 MacArthur Boulevard, First Floor, Irvine, California  92612.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.”  All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors.  The Secretary will make copies of all such letters and circulate them to the appropriate director or Directors.

Audit Committee

We do not have an Audit Committee, our Board of Directors, performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive.

Current Officers and Directors

The following table sets forth the names and positions of Rubicon’s executive officers and directors.

Name	Age	Title(s)
Joseph Mangiapane, Jr.	45	Chief Executive Officer, President, Secretary and Chairman
Kathleen McPherson	53	Director

Joseph Mangiapane, Jr. (See Resumé on Page 2 above).

Kathleen McPherson (See Resumé on Page 3 above).

Limitation of Liability of Directors

Pursuant to our Certificate of Incorporation, we have agreed to indemnify our directors to the fullest extent permitted by Delaware General Corporate Law.  Under General Delaware Corporate Law, other than in actions brought by or in the right of the corporation, such indemnification would apply if it were determined in the specific case that the proposed indemnitee acted in good faith and in a manner such person reasonably believed in or not opposed to be in the best interests of the corporation and, with respect to any criminal proceeding, if such person had no reasonable cause to believe that the conduct was unlawful.  To the extent that any director has been successful on the merits or otherwise in defense of any action, suit, proceeding, as discussed herein, whether civil, criminal, administrative, or investigative, such person must be indemnified against reasonable expenses incurred by such person in connection therewith.  A Certificate of Incorporation does not eliminate or limit the liability of a director for acts or omissions that involve intentional misconduct or a knowing violation of law by a director.  Additionally, General Delaware Corporate Law does not affect the availability of equitable remedies such as an injunction or rescission based upon a director’s breach of his duty of care.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of shareholders and until their successors have been elected and qualified.

Involvement in Certain Legal Proceedings

Other than as set forth below, none of our executive officers or directors has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

Other than as set forth below, none of our executive officers or directors has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding, which is currently pending.

On April 16, 2009 the United States Attorney for the District of Delaware filed indictments against seven individuals, including Joseph Mangiapane, Jr., our chief executive officer, principal financial officer, president, secretary and treasurer, alleging various unlawful acts. Mr. Mangiapane, who was a registered representative with AIS Financial, Inc., a registered broker/dealer, at all times relevant to the allegations (August 2006 to February 2007), was served with his indictment on May 20, 2009. The indictment against Mr. Mangiapane was dismissed on March 23, 2011.

In addition, on May 20, 2009, the SEC filed a civil complaint against the same seven individuals, and one additional individual, alleging violations of the antifraud, registration, and other provisions of the federal securities laws. The SEC’s civil complaint is still ongoing.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. All reports required by Section 16(a) were filed in connection with the securities issuances to our officers and directors during fiscal 2010; however, Mr. Bettingen and American International Industries, beneficial owners, did not file any Section 16(a) reports.

Executive Compensation

The following table sets forth summary compensation information for the years ended December 31, 2010 and 2009 for our chief executive officer and other executive officers, whom we refer to throughout this report as our named executive officers, whose total compensation exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)		Restricted Stock Awards ($)	All Other Compen-sation ($)		Total ($)

Joseph Mangiapane, Jr.	2010	$209,000	$--	$--		$--	$--		$209,000
CEO/President, Secretary, Treasurer and Principal Financial Officer	2009	$108,000	$--	$433,108	(1)	$--	$12,000	(2)	$553,108

(1)
On January 1, 2007, Rubicon granted options to purchase up to 500,000 shares of its common stock at $1.00 per share for five years to Mr. Mangiapane pursuant to his employment agreement. The aggregate fair value of the option grant totaled $1,299,325, which represents the estimated total fair market value of stock options granted to Mr. Mangiapane, as discussed in Note 13 to the audited financial statements included in this report. As of December 31, 2009, $433,108 was expensed as executive compensation.

(2)	Represents Mr. Mangiapane’s prior $1,000 per month automobile allowance paid in accordance with his employment agreement.

Grants of Plan-Based Awards in Fiscal 2010

We did not grant any plan-based awards to our named executive officers during the fiscal year ended December 31, 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2010.

	Option Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Joseph Mangiapane, Jr.	500,000	-	$1.00	12/31/11

Option Exercises for 2010

There were no options exercised by our named executive officers in fiscal 2010.

Executive Employment Agreements

Joseph Mangiapane, Jr.:

On January 1, 2007, Rubicon entered into an employment agreement with Joseph Mangiapane, Jr., its Chief Executive Officer.  The Employment Agreement provides for a term commencing on January 1, 2007 and expiring on December 31, 2010, with an automatic two year renewals unless otherwise terminated as described in the agreement.  Mr. Mangiapane is entitled to the following compensation pursuant to the Employment Agreement.

•	Rubicon has agreed to pay Mr. Mangiapane a current base salary of $19,000 per month with yearly adjustments being determined by specified criteria and our board of directors.
•
Mr. Mangiapane is entitled to incentive compensation determined after the completion of the annual independent audit and based upon our net operating profits before taxes, interest, any other executive bonuses paid, depreciation and amortization (“EBITBDA”) and a cumulative scaled percentage.  The incentive compensation is limited to six times Mr. Mangiapane’s base salary.

•
As a signing bonus, Mr. Mangiapane was granted an option to purchase 500,000 shares of our common stock for $1.00 per share for a period of five (5) years, which vested and became exercisable immediately.

•	Mr. Mangiapane will be eligible to participate in Rubicon’s Stock Option Plan and Stock Purchase Plan during the term of his employment.
•
In the event Rubicon terminates Mr. Mangiapane’s employment agreement without “cause” (as defined in the Employment Agreement) or Mr. Mangiapane resigns with “good reason” (as defined in the Employment Agreement), Mr. Mangiapane shall be entitled to receive, through the end of the term his base salary and incentive compensation.

•
If the Employment Agreement is terminated for “cause” (as defined in the Employment Agreement), Mr. Mangiapane shall receive his base salary and incentive compensation through the date of termination.  However, if a dispute arises between Rubicon and Mr. Mangiapane that is not resolved within 60 days and neither party initiates arbitration, we have the option to pay Mr. Mangiapane a lump sum of 6 months base salary as “severance payment” rather than pay Mr. Mangiapane’s salary and incentive compensation through the date of termination.

•
In the event Mr. Mangiapane becomes incapacitated by reason of accident, illness, or other disability whereby he is unable to carry on substantially all of his normal duties for a continuous period of 120 days, the Employment Agreement will terminate and Mr. Mangiapane will receive (1) through the end of the fiscal year his incentive compensation and (2) his base salary for a 6 month period reduced by the amount of any payment received from disability insurance proceeds.

•	In the event Mr. Mangiapane dies during the term of the Employment Agreement, Rubicon will pay to the estate of Mr. Mangiapane his incentive compensation and his base salary for a period of 6 months.

Change in Control Arrangements

Rubicon has entered into an employment agreement with Joseph Mangiapane, Jr., its chief executive officer. This employment agreement allows for him to resign for good reason upon a change in control of Rubicon. Upon his resignation for good reason, Mr. Mangiapane would continue to receive, through the end of the Term of his Agreement, his incentive compensation in accordance with the terms and conditions of his agreement up to a cap of 6 times his annual salary and his salary at the rate then in effect. Further, Mr. Mangiapane’s stock options shall remain exercisable for the entire term of the options.

For purposes of the employment agreement, a change in control is defined as:

(i)
a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction in a transaction approved by the shareholders, or the sale, transfer, or other disposition of more than fifty percent (50%) of the total combined voting power of our outstanding securities to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(ii)
the sale, transfer or other disposition of all or substantially all of the our assets in complete liquidation or dissolution of our Company other than in connection with a transaction described in (i) above.

Director Compensation

The following table sets forth compensation paid to Rubicon’s board members during the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Kathleen McPherson	-	$100,000	(1)	-	-	$381,000	(2)	$481,000

Todd Torneo	-	-		-	-	$31,531	(3)	$31,531

(1)
Amount represents the estimated fair market value of 500,000 shares of restricted common stock authorized for issuance to Ms. McPherson in May of 2010 for services rendered on behalf of Rubicon and NCS.

(2)	Amount represents salary, bonus and commissions paid to Ms. McPherson from NCS during fiscal 2010.
(3)	Amount includes the salary paid to Mr. Torneo as president of RFIS through September 30, 2010.

Directors generally receive equity compensation of 2,500 restricted shares of common stock per year of service; however, directors were not issued any shares for fiscal 2010. Further, directors who are not employees receive compensation of $500 for each meeting of the board, as well as travel expenses if required. From time to time, certain directors who are not employees may also receive grants of options to purchase shares of Rubicon common stock.

Certain Relationships and Related Transactions

Other than as set forth below, we were not a party to any transactions or series of similar transactions that have occurred during fiscal 2009 in which:

•	The amounts involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years ($52,307); and
•	A director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

In May of 2010, we authorized 750,000 shares of our restricted common stock to an employee and two officers for their services.  The fair value of the shares issued was $150,000, or $0.20 per share.  150,000 of these shares were effectively cancelled in January of 2011 upon the resignation of one of the officers.

Kathleen McPherson

Kathleen McPherson, one of our current directors and the chief executive officer of NCS, received $381,000 in cash compensation for services performed for NCS during 2010. Our board of directors reviewed Ms. McPherson’s relationships with us and consented to the potential conflicts of interests involving Ms. McPherson. In addition, Ms. McPherson was issued 500,000 shares of our common stock, valued at $100,000, for services performed for us and NCS.

Todd Torneo

On September 30, 2010, we sold RFIS to one of our former directors and the sole officer of RFIS, Todd Torneo, in return for 50,000 shares of our common stock held by Mr. Torneo.  The common stock was valued at $19,000 using the market value as of the date of the transaction and cancelled upon receipt.  A gain on the disposition of $156,554 was recorded in the year ended December 31, 2010.

PROPOSAL 2.  REINCORPORATION IN NEVADA

Reincorporation in Nevada

The reincorporation will be accomplished by the merger of Rubicon with and into our wholly-owned subsidiary, RUBICON NV, a newly-formed Nevada corporation.  RUBICON NV will be the surviving entity.  We intend to complete the reincorporation shortly after the annual meeting.  On the effective date of the reincorporation:

•	Our name will be unchanged.

•	Our business, assets, liabilities, net worth and headquarters will be unchanged.

•	Our directors, officers and employees will continue to serve RUBICON NV.

•	Our shareholders will automatically become shareholders of RUBICON NV on a share-for-share basis.

•	Our shares will continue to be traded on the Pink Sheets under the trading symbol “RBCF”.

This brief summary does not include all of the provisions of the agreement and plan of merger between Rubicon and RUBICON NV, a copy of which is attached as Exhibit A.

The articles of incorporation and bylaws of RUBICON NV are substantially similar to the proposed amended certificate of incorporation and bylaws of Rubicon in accordance with proposal 2, and are attached as Exhibits B and C, respectively.  Except for the differences between the laws of the State of Delaware, which govern Rubicon, and the laws of the State of Nevada, which govern RUBICON NV, your rights as shareholders will not be affected by the reincorporation.  For a summary of some of the differences between the laws of Delaware and those of Nevada, please turn to “Significant Differences Between Delaware and Nevada Law as they Affect Rubicon” on below.

Principal Reasons for Reincorporating in Nevada

Our board of directors believes that the best interests of Rubicon and its shareholders will be served by changing our state of incorporation from Delaware to Nevada.  The principal reason for the reincorporation is to save us money over the long term.  The annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Delaware.  For the fiscal year ended December 31, 2010, we were required to pay approximately $8,300 to the State of Delaware.  If we reincorporate in Nevada, our annual fees will be approximately $375 per year.  This differential will become substantially greater if our assets grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against Rubicon and its directors.  We believe that, in general, Nevada law provides greater protection to our directors and Rubicon than Delaware law.  The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties.  The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.  Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation.  Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state.  Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director.  Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense.  This motion can be based upon lack of reasonable possibility that the complaint will benefit Rubicon or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of Rubicon.  Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.  The certificate of incorporation of Rubicon excludes director liability to the maximum extent allowed by Delaware law.  By contrast, Nevada law permits, and RUBICON NV has adopted in its articles of incorporation, a broader exclusion of liability of both officers and directors to Rubicon and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law.  The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating Rubicon as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities.  As a Nevada corporation, RUBICON NV will be governed by Nevada corporate law, while Rubicon is presently governed by Delaware law.  Our board of directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate.  However, because of differences in the laws of these states, your rights as shareholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Significant Differences Between Delaware and Nevada Law as they Affect Rubicon

Rubicon was incorporated under the laws of the State of Delaware and RUBICON NV was incorporated under the laws of the State of Nevada.  Our shareholders will become shareholders of RUBICON NV.  Your rights as shareholders will be governed by the Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada law”) and the articles of incorporation and bylaws of RUBICON NV rather than the Delaware General Corporation Law (“Delaware law”) and certificate of incorporation and bylaws of Rubicon.  The articles of incorporation and bylaws of RUBICON NV are substantially similar to the proposed amended certificate of incorporation and bylaws of Rubicon in accordance with proposal 2.

The corporate statutes of Nevada and Delaware have various differences, some of which are summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Removal of Directors

Under Delaware law, removal of a director requires the vote of a majority of the outstanding shares entitled to vote for the election of directors.  Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  The reincorporation may make it more difficult for the shareholders of Rubicon to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Annual meetings of Shareholders

Delaware law permits the board of directors or any other person authorized in the certificate of incorporation or bylaws to call a annual meeting of the shareholders.  Nevada law does not address the manner in which annual meetings of shareholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.  The bylaws of Rubicon provide that annual meetings of the shareholders may be called by the president or the board of directors.  The bylaws of RUBICON NV allow the chairman or board of directors to call annual meetings.

Annual meetings Pursuant to Petition of Shareholders

Delaware law provides that a director or a shareholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.  Nevada law is more restrictive.  Under Nevada law, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.  The reincorporation may make it more difficult for our shareholders to require that an annual meeting be held without the consent of the board of directors.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid.  Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred shareholders.  The reincorporation makes it possible for us to pay dividends or other distributions that would not be payable under Delaware law.  However, our Board of Directors has not declared any dividends due to the following reasons:

1.	Rubicon has not yet adopted a policy regarding payment of dividends;
2.	Rubicon does not have any money to pay dividends at this time;
3.	The declaration of a cash dividend would result in an impairment of future working capital; and
4.	The Board of Directors will not approve the issuance of a stock dividend at this time.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder.  Under Delaware law, a corporation that is listed on a national securities exchange, included for quotation on The Nasdaq Stock Market or held of record by more than 2,000 shareholders, is not permitted to engage in a business combination with any interested shareholder for a three-year period following the time the shareholder became an interested shareholder, unless: (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or annual meeting, excluding shares owned by the interested shareholder.  Delaware law defines “interested shareholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently.  Nevada law defines an interested shareholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation.  In addition, combinations with an interested shareholder remain prohibited for three years after the person became an interested shareholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested shareholder satisfies certain fair value requirements.  As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

The articles of incorporation for RUBICON NV contain provisions stating that it has elected not to be subject to the applicable Nevada statutes that apply to mergers and combinations after the effective date of the reincorporation.

Actions by Written Consent of Shareholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.  Nevada law does not require notice to the shareholders of action taken by less than all of the shareholders.

Federal Income Tax Consequences

We believe that, for federal income tax purposes:

•	No gain or loss will be recognized by Rubicon, RUBICON NV or our shareholders because of the reincorporation;

•	Each shareholder’s tax basis in the RUBICON NV stock received in the reincorporation will be the same as the tax basis of Rubicon stock exchanged for the RUBICON NV shares; and

•	A shareholder who holds the RUBICON NV stock as a capital asset will include in the holding period for RUBICON NV stock the period during which Rubicon stock was held.

We are not offering any opinions as to the state, local or foreign tax consequences of the reincorporation. This brief summary of the federal tax consequences of the reincorporation is for general information only.  We urge shareholders to consult their own tax advisor as to these and any other tax consequences of the reincorporation.

Appraisal Rights

The reincorporation will be conducted as a merger of Rubicon into RUBICON NV, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware.  Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary.  Therefore, our shareholders are not entitled to receive consideration instead of shares of RUBICON NV.

Capitalization

Our authorized capital consists of 50,000,000 shares of common stock with a par value of $0.001 per share, 14,898,023 shares of which are outstanding, and 9,000,000 shares of “blank check” preferred stock, $0.001 par value per share, no shares of which are outstanding, and 1,000,000 shares of Series A Convertible Preferred stock, $0.001 par value per share, 125,000 shares of which are outstanding.  The authorized capital of RUBICON NV consists of 100,000,000 shares of common stock with a par value of $0.001 per share, 9,000,000 shares of “blank check” preferred stock, $0.001 par value per share, and 1,000,000 shares of Series A Convertible Preferred stock, $0.001 par value per share.  As a result of the reincorporation, RUBICON NV’s outstanding shares will be the same as ours, 14,898,023 shares of common and 125,000 shares of Series A Convertible Preferred stock.  The reincorporation will not affect our total shareholders’ equity or total capitalization.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL 3. AFFIRM THE APPOINTMENT OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR

Rubicon’s board of directors has selected Weaver & Martin, LLC as its independent auditor for the current fiscal year, and the board is asking shareholders to ratify that selection. Although current law, rules, and regulations require Rubicon’s independent auditor to be engaged, retained, and supervised by the board of directors in the absence of an audit committee, Rubicon’s board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Weaver & Martin for ratification by shareholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Weaver & Martin as its independent auditor for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

INDEPENDENT PUBLIC ACCOUNTANTS

Weaver & Martin, LLC served as our principal independent public accountants for fiscal 2010 and 2009 years. Aggregate fees billed to us for the fiscal years ended December 31, 2010 and 2009 by Weaver & Martin, LLC were as follows:

	For the Fiscal Years Ended December 31,
	2010	2009

(1) Audit Fees(1)	$82,500	$82,500
(2) Audit-Related Fees(2)	-0-	-0-
(3) Tax Fees(3)	-0-	-0-
(4) All Other Fees	-0-	-0-
Total fees paid or accrued to our principal accountant	$82,500	$82,500

(1)
Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of our consolidated financial statements for such period included in this Annual Report on Form 10-K and for the reviews of the consolidated quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This category also includes fees for audits provided in connection with statutory filings or procedures related to audit of income tax provisions and related reserves, consents and assistance with and review of documents filed with the SEC.

(2)
Audit-Related Fees include fees for services associated with assurance and reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation.

(3)	Tax fees consist of fees related to the preparation and review of our federal and state income tax returns.

(5)           Audit Committee Policies and Procedures

Our board of directors, acting in the capacity of the Audit Committee, pre-approves all services to be provided to us by our independent auditor. This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our Principal Financial Officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules, as outlined in the Audit Committee charter. Our board of directors then makes a determination to approve or disapprove the engagement of Weaver & Martin for the proposed services. In fiscal 2008, all fees paid to Weaver & Martin were unanimously pre-approved in accordance with this policy.

(6)           Less than 50 percent of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

OTHER MATTERS

As of the date of this statement Rubicon management knows of no business to be presented to the meeting that is not referred to in the accompanying notice.  As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any shareholder proposal about which Rubicon did not receive timely notice.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail.  Expense of distributing this Proxy Statement to shareholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Rubicon.

Revocation and Use of Proxies

The enclosed proxy is solicited on behalf of Rubicon’s Board of Directors. A Shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Rubicon before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Rubicon before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of Rubicon Incorporated, 18872 MacArthur Boulevard, First Floor, Irvine, California  92612. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of Rubicon’s common stock represented at the Annual meeting by properly executed proxies received by Rubicon will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted “FOR” approval of the Proposals.

Annual Report

The annual report on Form 10-K for 2010 accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.  A copy of the 2010 Form 10-K report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to Joseph Mangiapane, Jr., Secretary, Rubicon Financial Incorporated, 18872 MacArthur Boulevard, First Floor, Irvine, California  92612. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of Rubicon on June 15, 2011. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The 2010 Form 10-K is also available through the Securities and Exchange Commission’s World Wide Web site (www.sec.gov).

Proposals of Shareholders

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2011 Annual Meeting must be received by Rubicon by April 13, 2012. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested. Shareholders who intend to present a proposal at the 2011 Annual Meeting without including such proposal in Rubicon’s proxy statement must provide Rubicon notice of such proposal no later than June 30, 2012. Rubicon reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Where You Can Find More Information

Rubicon files annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Rubicon’s filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Shareholders may obtain documents by requesting them in writing or by telephone (888-668-9567) from Rubicon at the following address: 18872 MacArthur Boulevard, First Floor, Irvine, California  92612.

You should rely only on the information contained in this proxy statement. Rubicon has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July __, 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

By order of the Board of Directors

/s/ Joseph Mangiapane, Jr.
Joseph Mangiapane, Jr., Chairman

Irvine, California
July __, 2011

RUBICON FINANCIAL INCORPORATED
PROXY

Annual Meeting of Shareholders
August 12, 2011

This Proxy is solicited on behalf of the Rubicon Board of Directors

The undersigned appoints Joseph Mangiapane, Jr., Chairman of Rubicon Financial Incorporated, with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Rubicon Financial Incorporated, to be held Friday, August 12, 2011, beginning at 10:00 a.m., Pacific Standard Time, at 18872 MacArthur Boulevard, First Floor, Irvine, California  92612 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to shareholders dated July __, 2011, a copy of which has been received by the undersigned, as follows:

	FOR	AGAINST	ABSTAIN
1. For the election of the following nominees as directors of Rubicon, to serve until the next annual meeting and until their successors are elected and qualify:

Joseph Mangiapane, Jr.	☐	☐	☐
Kathleen McPherson	☐	☐	☐

2. For the change of domicile from Delaware to Nevada.	☐	☐	☐

3. For the affirmation of Weaver & Martin, LLC as auditors for the next year.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THE PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ______________________, 2011                                                   Number of Shares_____________________

Please sign exactly as your name appears on your stock certificate(s). If your stock is issued in the names of two or more persons, all of them must sign this proxy. If signing in representative capacity, please indicate your title.	Signature Print Name Here: Signature Print Name Here:

Please check the following box if you intend to attend the annual meeting in person:                                                       ☐

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO AUGUST 10, 2011.

Mail To: Rubicon Financial Incorporated,
18872 MacArthur Boulevard, First Floor, Irvine, California  92612

Exhibit A

AGREEMENT AND PLAN OF MERGER AND REINCORPORATION
DELAWARE TO NEVADA

This Agreement and Plan of Merger and Reincorporation (the “Agreement”) is entered into as of this 15th day of June, 2011 by and between Rubicon Financial Incorporated, a Delaware corporation (“RBCF”), and Rubicon Financial Incorporated, a Nevada corporation (“Rubicon-Nevada”).

WITNESSETH:

WHEREAS, Rubicon-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, RBCF is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, on the date of this Agreement, Rubicon-Nevada has authority to issue 100,000,000 shares of common stock, par value $0.001 per share (the “Rubicon-Nevada Common Stock”), of which 1,000,000 shares are issued and outstanding and owned by RBCF;

WHEREAS, on the date of this Agreement, RBCF has authority to issue (a) 50,000,000 shares of common stock, par value $0.001 per share (the “RBCF Common Stock”), of which approximately 14,898,023 shares were issued and outstanding, (b) 9,000,000 shares of blank check preferred stock, of which no shares are issued and outstanding and (c) 1,000,000 shares of Series A Preferred Stock, par value $0.001 per share, of which 125,000 shares are issued and outstanding;

WHEREAS, the respective Boards of Directors of Rubicon-Nevada and RBCF have determined that, for the purpose of effecting the reincorporation of in the State of Nevada, it is advisable, to the advantage of and in the best interests of RBCF and its stockholders and Rubicon-Nevada and its stockholder that RBCF merge with and into Rubicon-Nevada upon the terms and subject to the conditions herein provided;

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue. Code of 1986, as amended (the “Code”), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the respective Boards of Directors of Rubicon-Nevada and RBCF and the stockholder of Rubicon-Nevada have unanimously adopted and approved this Agreement, and the Board of Directors of RBCF has directed that this Agreement be submitted to the stockholders of RBCF for their consideration;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, RBCF and Rubicon-Nevada hereby agree as follows:

1. MERGER. Subject to the approval of the stockholders of RBCF in accordance with the Delaware General Corporation Law the (“DGCL”), at such time thereafter as the parties hereto shall mutually agree, RBCF shall be merged with and into Rubicon-Nevada (the “Merger”), and Rubicon-Nevada shall be the surviving corporation (the “Surviving Corporation”) in the Merger. The Merger shall be effective upon (a) the filing of this Agreement together with Articles of Merger (the “Articles of Merger”) with the office of the Nevada Secretary of State in accordance with the provisions of Chapter 92-A of the Nevada Revised Statutes (the “NRS”) and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Certificate of Merger (the “Certificate of Merger”) with the Delaware Secretary of State in accordance with the applicable provisions of the DGCL, the date and time of the later of such filings being hereinafter referred to as the “Effective Time.” Immediately following the due approval of the Merger by the stockholders of RBCF, subject to the provisions of this Agreement, the Articles of Merger shall be duly executed by Rubicon-Nevada and RBCF and thereafter delivered to the office of the Nevada Secretary of State for filing, as provided in Chapter 92-A of the NRS, and a Certificate of Merger shall be duly executed by RBCF and Rubicon-Nevada and thereafter delivered to the office of the Delaware Secretary of State for filing, pursuant to Section 251 of the DGCL.

2. GOVERNING DOCUMENTS. The Articles of Incorporation of RBCF Nevada, a copy of which is attached hereto as Exhibit A, shall be the Articles of Incorporation of the Surviving Corporation and (b) the Bylaws of RBCF, a copy of which is attached hereto as Exhibit B, shall be the Bylaws of the Surviving Corporation.

3. DIRECTORS AND OFFICERS. The directors (including their respective denomination as Class I, Class II or Class III directors) and officers of RBCF shall be the directors (denominated in like manner by class) and officers of the Surviving Corporation from and after the Effective Time until their respective successors are duly elected or appointed.

4. SUCCESSION. At the Effective Time, Rubicon-Nevada shall succeed to RBCF in the manner of and as more fully set forth in Section 259 of the DGCL and NRS 92A.250.

5. FURTHER ASSURANCES. From time to time, as and when required by Rubicon-Nevada or by its successors and assigns, there shall be executed and delivered on behalf of RBCF such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Rubicon-Nevada the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of RBCF, and otherwise to carry out the purposes of this Agreement, and the officers and directors of Rubicon-Nevada are fully authorized in the name and on behalf of RBCF or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. STOCK OF RBCF. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of RBCF Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of Rubicon-Nevada Common Stock.

7. OUTSTANDING STOCK OF RUBICON-NEVADA. At the Effective Time, the 1,000,000 shares of Rubicon-Nevada Common Stock presently issued and outstanding in the name of RBCF shall be canceled and retired and resume the status of authorized and unissued shares of Rubicon-Nevada Common Stock, and no shares of Rubicon-Nevada Common Stock or other securities of Rubicon-Nevada shall be issued in respect thereof.

8. STOCK CERTIFICATES. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of RBCF Common Stock shall be deemed for all purposes to evidence ownership and to represent the shares of Rubicon-Nevada Common Stock into which the shares of RBCF Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Rubicon-Nevada or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered fob transfer or otherwise ac- counted for to Rubicon-Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Rubicon-Nevada Common Stock evidenced by such outstanding certificate as above provided.

9. OPTIONS/RESTRICTED STOCK PLANS. At the Effective Time, each outstanding option or other right to purchase or receive shares of RBCF Common Stock, including options granted and outstanding under RBCF’s 2007 Stock Option Plan, and the Rubicon Financial Incorporated 2007 Acquisition Stock Plan (collectively the “RBCF Option Plans”), shall be converted into and become an option or right to purchase or receive the same number of shares of Rubicon-Nevada Common Stock at a price per share equal to the exercise price of the option or right to purchase RBCF Common Stock and upon the same terms and subject to the same conditions as set forth in the RBCF Option Plans and the agreements entered into by RBCF pertaining to such options or rights. A number of shares of Rubicon-Nevada Common Stock shall be reserved for purposes of such options and rights equal to the number of shares of RBCF Common Stock so reserved immediately prior to the Effective Time. As of the Effective Time, Rubicon-Nevada shall assume all obligations of RBCF under agreements pertaining to such options and rights, including the RBCF Option Plans, and the outstanding options or other rights, or portions thereof, granted pursuant, thereto.

10. COVENANTS OF RUBICON-NEVADA. Rubicon-Nevada covenants and agrees that, effective not later than the Effective time, it will: (a) qualify to do business as a foreign corporation in all states in which RBCF is so qualified and in which the failure so to qualify would have a material adverse effect on the business or financial condition of Rubicon-Nevada and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under applicable provisions of state law in the states in which qualification is required hereunder; and (b) file any and all documents with the Delaware Franchise Tax Board necessary to the assumption by Rubicon-Nevada of all of the franchise tax liabilities of RBCF.

11. BOOK ENTRIES. As of the Effective Time, entries shall be made upon the books of Rubicon-Nevada in accordance with the following: (a) The assets and liabilities of RBCF shall be recorded at the amounts at which they were carried on the books of RBCF immediately prior to the Effective Time, with appropriate adjustments to reflect the retirement of the 100 shares of Rubicon-Nevada Common Stock presently issued and outstanding. (b) There shall be credited to the capital stock of Rubicon-Nevada the aggregate amount of the par value of all shares of Rubicon-Nevada Common Stock resulting from the conversion of the outstanding RBCF Common Stock pursuant to the Merger. (c) There shall be credited to the capital surplus account of Rubicon-Nevada the aggregate of the amounts shown in the capital stock and capital surplus accounts of RBCF immediately prior to the Effective Time, less the amount credit to the common stock account of Rubicon-Nevada pursuant to Paragraph 11(b) above. (d) There shall be credited to the retained earnings account of Rubicon-Nevada an amount equal to that carried in the retained earnings account of RBCF immediately prior to the Effective Time.

12. CONDITION. It shall be a condition precedent to the consummation of the Merger and the other transactions contemplated by this Agreement that the shares of Rubicon-Nevada Common Stock .to be issued by Rubicon-Nevada shall, upon official notice of issuance, be listed on the New York Stock Exchange as of the Effective Time.

13. AMENDMENT. At any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by the stockholders of RBCF, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Rubicon-Nevada and RBCF to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement; provided that any amendment made subsequent to the approval or adoption of this Agreement by the stockholders of Rubicon-Nevada or the stockholders of RBCF shall be subject to all applicable limitations of the applicable provisions of the DGCL and the NRS.

14. ABANDONMENT. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either RBCF or Rubicon-Nevada or both, notwithstanding approval of this Agreement by the sole stockholder of Rubicon-Nevada and the stockholders of RBCF.

15. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

16. THIRD PARTIES. Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17. GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to conflict of laws principles.

IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the respective Boards of Directors of RBCF and Rubicon-Nevada is hereby executed on behalf of each of said two corporations by their respective officers duly authorized.

RBCF:	Rubicon-Nevada:
Rubicon Financial Incorporated,	Rubicon Financial Incorporated,
A Delaware Corporation	A Nevada Corporation

By: /s/ Joseph Mangiapane, Jr.	By: /s/ Joseph Mangiapane, Jr.
Joseph Mangiapane, Jr., CEO	Joseph Mangiapane, Jr., President

Exhibit B

ARTICLES OF INCORPORATION
OF
RUBICON FINANCIAL INCORPORATED

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, being at least eighteen (18) years of age and acting as the incorporator of the Corporation hereby being formed under and pursuant to the laws of the State of Nevada, does hereby certify that:

Article I - NAME

The exact name of this corporation is:

RUBICON FINANCIAL INCORPORATED

Article II - REGISTERED OFFICE AND RESIDENT AGENT

The initial registered office and place of business of this corporation shall be located at 18872 MacArthur Boulevard, First Floor, Irvine, California  92612.  The resident agent of the corporation is DeMint Law, PLLC, whose address is 3753 Howard Hughes Parkway, Second Floor, Suite 314, Las Vegas, Nevada  89169.

Article III - DURATION

The Corporation shall have perpetual existence.

Article IV - PURPOSES

The purpose, object and nature of the business for which this corporation is organized are:
(a)  To engage in any lawful activity, (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

  Article V - POWERS

This Corporation is formed pursuant to Chapter 78 of the Nevada Revised Statutes.  The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed.  In addition, the corporation shall have the following specific powers:

(a)  To elect or appoint officers and agents of the corporation and to fix their compensation; (b)  To act as an agent for any individual, association, partnership, corporation or other legal entity; (c)  To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, association, partnerships, corporations, or governments; (d)  To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus;  (e)  To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Article VI - CAPITAL STOCK

Section 1.  Authorized Shares.  The total number of shares which this corporation is authorized to issue is 100,000,000 shares of Common Stock of $0.001 par value, 9,000,000 shares of Preferred Stock of $0.001 par value, and 1,000,000 shares of 8% Series A Convertible Preferred Stock of $0.001 par value. The authority of the Corporation to issue non-voting convertible and/or non-voting non-convertible preferred shares together with additional classes of shares may be limited by resolution of the Board of Directors of the Corporation.  Preferred shares and additional classes of shares may be issued from time to time as the Board of Directors may determine in their sole judgment and without the necessity of action by the holders of Shares.

Section 2.  Rights and Preferences of 8% Series A Convertible Preferred Stock. The number of shares constituting the 8% Series A Convertible Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of 8% Series A Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into 8% Series A Convertible Preferred Stock.

1.           DESIGNATION.  The Shares are designated as the Corporation’s 8% Series A Convertible Preferred Stock (the “Shares”).

2.           DIVIDEND PROVISIONS. The holders of the Shares will be entitled to a preferred dividend at the rate of 8% per annum.  Dividends on the Shares will be cumulative and shall be paid, solely at the option and discretion of the Corporation, either (i) in cash, or (ii) in shares of the Corporation’s Common Stock at a price equal to $0.50 per share (4 shares of Common Stock for each Preferred Share).  Dividends shall be paid semi-annually.

3.           REDEMPTION.

(a)           This Corporation may at any time following the first anniversary from the date of issuance (the “Redemption Date”), at the option of the Board, redeem in whole or in part the Shares by paying in cash in exchange for the Shares to be redeemed a sum equal to the Original Series A Issue Price (as adjusted for any stock dividends, combinations or splits with respect to such Shares) plus all declared or accumulated but unpaid dividends on such Shares (the “Redemption Price”). Any redemption affected pursuant to this provision shall be made on a pro rata basis among the holders of the Shares in proportion to the number of Shares then held by them.

(b)           Subject to the rights of series of preferred stock which may from time to time come into existence, at least ten (10) but no more than sixty (60) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Shares to be redeemed, at the address last shown on the records of this Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the Shares to be redeemed (the “Redemption Notice”). Except as provided in subsection (4)(c) on or after the Redemption Date, each holder of Shares to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the Shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed Shares.

(c)           From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Shares designated for redemption in the Redemption Notice as holders of Shares (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such Shares, and such Shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of series of preferred stock which may from time to time come into existence, if the funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such Shares ratably among the holders of such Shares to be redeemed based upon their holdings of Shares. The Shares not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of series of preferred stock which may from time to time come into existence, at any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Shares, such funds will immediately be used to redeem the balance of the Shares which the Corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.

4.           CONVERSION. The holders of the Shares shall have conversion rights as follows (the “Conversion Rights”):

(a)           Right to Convert. Each Share shall be convertible into shares of the Corporation’s Common Stock at a price per share of $0.50 (the “Conversion Price”) (i.e. every 1 Share converts to 4 shares of Common Stock), at the option of the holder thereof, at any time following the date of issuance of such Share and on or prior to the fifth (5th) day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to the Shares, at the office of this Corporation or any transfer agent for such stock.

(b)           Automatic Conversion. Each Share shall automatically be converted into shares of Common Stock on the first day of the thirty-sixth (36th) month following the original issue date of the Shares, at the Conversion Price per share.

(c)           Mechanics of Conversion. Before any holder of Shares shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Shares, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Shares, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Shares to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(d)           No Impairment. This Corporation will not, by amendment of its Certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Shares against impairment.

(e)           Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Shares, in addition to such other remedies as shall be available to the holder of such Shares, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation’s Certificate of incorporation.

(f)           Notice. Any notice required by the provisions of this section to be given to the holders of Shares shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

5.           LIQUIDATION PREFERENCE.

(a)           In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of preferred stock that may from time to time come into existence, the holders of Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.00 for each outstanding Share (the “Original Series A Issue Price”) and (ii) an amount equal to 12% of the Original Series A Issue Price for each 12 months that has passed since the date of issuance of any Shares plus any accrued or declared but unpaid dividends on such Share (such amount (of declared but unpaid dividends) being referred to herein as the “Premium”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Shares shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of preferred stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Shares in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b)            Upon the completion of the distribution required by subparagraph (a) above and any other distribution that may be required with respect to series of preferred stock that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Shares and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Shares).

(i) For purposes of this provision, a liquidation, dissolution or winding up of this Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (B) a sale of all or substantially all of the assets of the Corporation; unless the Corporation’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

(ii)           In any of such events, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:
(A) Securities not subject to investment letter or other similar restrictions on free marketability (covered by (B) below):
(1)           If traded on a securities exchange (NASDAQ, AMEX, NYSE, etc.), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;
(2)           If traded on a quotation system, such as the Over-the-Counter Bulletin Board or Pink Sheets, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and
(3)           If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.
(B)           The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

(iii) In the event the requirements of this provision are not complied with, this Corporation shall forthwith either:
(A)           cause such closing to be postponed until such time as the requirements of this provision have been complied with; or
(B)           cancel such transaction, in which event the rights, preferences and privileges of the holders of the Shares shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 3(c)(iv) hereof.

(iv) The Corporation shall give each holder of record of Shares written notice of such impending transaction not later than ten (10) days prior to the shareholders’ meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Shares that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Shares.

6.           VOTING RIGHTS. The holder of each Share shall not have any voting rights, except in the case of voting on a change in the preferences of Shares.

7.           PROTECTIVE PROVISIONS. So long as any Shares are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of Shares which is entitled, other than solely by law, to vote with respect to the matter, and which Shares represents at least a majority of the voting power of the then outstanding Shares:

(a)           sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of;

(b)           alter or change the rights, preferences or privileges of the Shares so as to affect adversely the Shares;

(c)           increase or decrease (other than by redemption or conversion) the total number of authorized shares of preferred stock;

(d)           authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Shares with respect to dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Preferred Stock; or

(e)  amend the Corporation’s Certificate of Incorporation or bylaws.

Section 3. Voting Rights of Stockholders.  Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the corporation.

Section 4.  Consideration for Shares.  The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors.  In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive.  When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.

Section 5.  Stock Rights and Options.  The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights.  In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

Article VII - MANAGEMENT

For the management of the business, and for the conduct of the affairs of the corporation, and for the future definition, limitation, and regulation of the powers of the corporation and its directors and stockholders, it is further provided:

Section 1.  Size of Board.  The initial number of the Board of Directors shall be one (1).  Thereafter, the number of directors shall be as specified in the Bylaws of the corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws.  Directors need not be stockholders.

Section 2.  Powers of Board.  In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

(a)  To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;

(b)  Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the corporation, or any of them, shall be open to stockholder inspection.  No stockholder shall have any right to inspect any of the accounts, books or documents of the corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation;

(c)  To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the corporation, including after-acquired property;

(d)  To determine whether any and, if so, what part of the earned surplus of the corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(e)  To fix, from time to time, the amount of the profits of the corporation to be reserved as working capital or for any other lawful purpose;

(f)  To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

(g)  To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;

(h)  To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;

(i)  In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the corporation.

Section 3.  Interested Directors.  No contract or transaction between this corporation and any of its directors, or between this corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that:  (1)  the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.

Section 4.  Name and Address.  The name and post office address of the first Board of Directors which shall consist of two (2) persons who shall hold office until their successors are duly elected and qualified, are as follows:

NAME                                                     ADDRESS
Joseph Mangiapane, Jr.                      18872 MacArthur Boulevard, First Floor
Irvine, California  92612

Kathleen McPherson                          18872 MacArthur Boulevard, First Floor
Irvine, California  92612

Article VIII - PLACE OF MEETING; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

Article IX - AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added.  All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

Article X - INCORPORATOR

The name and address of the incorporator signing these Articles of Incorporation are as follows:

NAME                                                    POST OFFICE ADDRESS
Joseph Mangiapane, Jr.                      18872 MacArthur Boulevard, First Floor
Irvine, California  92612

Article XI - LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Revised Statutes Section 78.300.

Article XII – TRANSACTIONS WITH STOCKHOLDERS

Section 1.  Control Share Acquisition Exemption. The corporation elects not to be governed by the provisions of NRS.§78.378 to NRS.§78.3793 generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 2.  Combinations With Interested Stockholders. The corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 15th day of June, 2011.

                                                                /s/ Joseph Mangiapane, Jr.
Joseph Mangiapane, Jr.

Exhibit C

BYLAWS

OF

RUBICON FINANCIAL INCORPORATED
a Nevada corporation

ARTICLE I
OFFICES

Section 1.                      PRINCIPAL OFFICES.  The initial principal office shall be in the City of Irvine, County of Orange, State of California.

Section 2.                      OTHER OFFICES.  The board of directors may at any time establish a replacement principal office, branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1.                      PLACE OF MEETINGS.  Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors.  In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2.                      ANNUAL MEETINGS.  The annual meetings of stockholders shall be held at a date and time designated by the board of directors.  (At such meetings, directors shall be elected and any other proper business may be transacted by a majority vote of stockholders.)

Section 3.                      SPECIAL MEETINGS.  A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation.  The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.  If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice.  Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4.                      NOTICE OF STOCKHOLDERS' MEETINGS.  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed.  The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders.  The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5.                      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.  Notice of any meeting of stockholders shall be given either personally or by first-class mail or facsimile or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice.  If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located.  Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.  Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.  In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6.                      QUORUM.  The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7.                      ADJOURNED MEETING AND NOTICE THEREOF.  Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken.  At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8.                      VOTING.  Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting.  Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote.  Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.  Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9.                      WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS.  The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof.  The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10.                    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records.  Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11.                    PROXIES.  Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation.  A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.  Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12.                    INSPECTORS OF ELECTION.  Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment.  If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting.  The number of inspectors shall be either one (1) or three (3).  If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.  If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a)           Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)           Receive votes, ballots, or consents;

(c)           Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)           Count and tabulate all votes or consents;

(e)           Determine the election result; and

(f)           Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III
DIRECTORS

Section 1.                      POWERS.  Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a)           Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b)           Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c)           Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

(d)           Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 2.                      NUMBER OF DIRECTORS.  The authorized number of directors shall be no fewer than one (1) nor more than nine (9).  The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above.  The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

Section 3.                      QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS.  Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter.  Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws.  Directors need not be stockholders.

Section 4.                      RESIGNATION AND REMOVAL OF DIRECTORS.  Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified.  Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.  The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony.  Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote.  No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5.                      VACANCIES.  Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.  Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.  If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board.  The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6.                      PLACE OF MEETINGS.  Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board.  In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.  Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation.  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7.                      ANNUAL MEETINGS.  Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business.  Notice of this meeting shall not be required.

Section 8.                      OTHER REGULAR MEETINGS.  Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors.  Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors.  Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9.                      SPECIAL MEETINGS.  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or facsimile, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting.  In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10.                    QUORUM.  A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors).  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11.                    WAIVER OF NOTICE.  The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof.  The waiver of notice of consent need not specify the purpose of the meeting.  All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.  Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12.                    ADJOURNMENT.  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.                    NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14.                    ACTION WITHOUT MEETING.  Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action.  Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.  Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15.                    FEES AND COMPENSATION OF DIRECTORS.  Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors.  Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV
COMMITTEES

Section 1.                      COMMITTEES OF DIRECTORS.  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board.  The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a)           the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b)           the filing of vacancies on the board of directors or in any committees;

(c)           the fixing of compensation of the directors for serving on the board or on any committee;

(d)           the amendment or repeal of bylaws or the adoption of new bylaws;

(e)           the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)           a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)           the appointment of any other committees of the board of directors or the members thereof.

Section 2.                      MEETINGS AND ACTION BY COMMITTEES.  Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.  The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V
OFFICERS

Section 1.                      OFFICERS.  The officers of the corporation shall be a president, a secretary and a treasurer.  The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V.  Any two or more offices may be held by the same person.

Section 2.                      ELECTION OF OFFICERS.  The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.  The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.  The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3.                      SUBORDINATE OFFICERS, ETC.  The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4.                      REMOVAL AND RESIGNATION OF OFFICERS.  The officers of the corporation shall hold office until their successors are chosen and qualify.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.                      VACANCIES IN OFFICES.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6.                      CHAIRMAN OF THE BOARD.  The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws.  If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7.                      PRESIDENT.  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation.  He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors.  He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.  He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 8.                      VICE PRESIDENTS.  In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9.                      SECRETARY.  The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 10.                    TREASURER.  The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors.  He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEE AND OTHER AGENTS

Section 1.                      ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2.                      ACTIONS BY THE CORPORATION.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.                      SUCCESSFUL DEFENSE.  To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 4.                      REQUIRED APPROVAL.  Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances.  The determination must be made:

(a)           By the stockholders;
(b)           By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;
(c)           If a majority vote of a quorum  consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or
(d)           If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5.                      ADVANCE OF EXPENSES.  The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6.                      OTHER RIGHTS.  The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a)           Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)           Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7.                      INSURANCE.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8.                      RELIANCE ON PROVISIONS.  Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9.                      SEVERABILITY.  If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10.                    RETROACTIVE EFFECT.  To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII
RECORDS AND BOOKS

Section 1.                      MAINTENANCE OF SHARE REGISTER.  The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2.                      MAINTENANCE OF BYLAWS.  The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.  If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3.                      MAINTENANCE OF OTHER CORPORATE RECORDS.  The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation.  The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation.  Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.  The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4.                      ANNUAL REPORT TO STOCKHOLDERS.  Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5.                      FINANCIAL STATEMENTS.  A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6.                      ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT.  The corporation shall, on or before June 30th of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII
GENERAL CORPORATE MATTERS

Section 1.                      RECORD DATE.  For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a)           The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b)           The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c)           The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2.                      CLOSING OF TRANSFER BOOKS.  The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 3.                      REGISTERED STOCKHOLDERS.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4.                      CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5.                      CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.  The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6.                      STOCK CERTIFICATES.  A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon.  All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder.  When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock.  Any or all of the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed.  In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7.                      DIVIDENDS.  Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8.                      FISCAL YEAR.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9.                      SEAL.  The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 10.                    REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation.  The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11.                    CONSTRUCTION AND DEFINITIONS.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws.  Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX
AMENDMENTS

Section 1.                      AMENDMENT BY STOCKHOLDERS.  New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

Section 2.                      AMENDMENT BY DIRECTORS.  Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

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CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1.           That I am the duly elected and acting secretary of RUBICON FINANCIAL INCORPORATED, a Nevada corporation; and

2.           That the foregoing Bylaws, comprising [fourteen (14) pages], constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of June 16, 2011 and duly adopted and approved by the stockholder of said corporation by unanimous consent on June 16, 2011.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 16th day of June, 2011.

/s/ Joseph Mangiapane, Jr.
Joseph Mangiapane, Jr., Secretary